UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2009

PACIFIC MERCANTILE BANCORP

(Exact name of registrant as specified in its charter)

California	0-30777	33-0898238
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

949 South Coast Drive, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 438-2500

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02.	Unregistered Sales of Equity Securities.

As previously reported, Pacific Mercantile Bancorp, a California corporation (the “Company”), has commenced a private offering, to a limited number of sophisticated investors, of up to $15.5 million of Series A Convertible 10% Cumulative Preferred Stock (the “Series A Preferred Stock” or “Series A Shares”). A summary of the rights, preferences and privileges of, and restrictions on, the Series A Shares was set forth in the Company’s Current Report on Form 8-K dated October 6, 2009, which summary is incorporated herein by this reference. In addition, a copy of the Company’s Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock (the “Certificate of Determination”) was attached as Exhibit 3.1 to that Current Report on Form 8-K and, by this reference, also is incorporated as Exhibit 3.1 to this Current Report.

Between November 27, 2009 and December 3, 2009, we completed the initial sales, of a total of 16,500 Series A Shares, in the private offering, at a purchase price of $100.00 per Series A Share, resulting in aggregate gross proceeds to the Company of $1,650,000.

The private offering is continuing and it is anticipated that additional Series A Shares will be sold prior to the scheduled expiration date of the offering, which is February 28, 2010.

This disclosures contained in this Current Report on Form 8-K do not constitute an offer to sell or the solicitation of an offer to buy any security. The Series A Shares are being offered and sold to a select number of accredited investors in reliance upon the exemptions from registration afforded by Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Neither the Series A Shares nor the shares of common stock issuable upon conversion of the Series A Shares have been registered under the Securities Act, or any applicable state securities laws, and may not be offered or sold in the United States absent registration or exemptions from registration under the Securities Act and applicable state securities laws.

Item 3.03.	Material Modification to Rights of Securityholders.

The information set forth above under “Item 3.02 — Unregistered Sales of Equity Securities” is incorporated by reference into this Item 3.03, relating to preferential rights of the Series A Shares as to dividends, distributions on dissolution and winding up and voting rights in relation to the rights of the Company’s Common Stock. That information so incorporated by reference into this Item 3.03 is qualified in its entirety by reference to the Certificate of Determination attached as Exhibit 3.1 to the above-referenced Current Report on Form 8-K dated October 6, 2009.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are incorporated into this Report by reference:

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K dated October 6, 2009).

4.1	Form of Stock Certificate for the Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated October 6, 2009).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC MERCANTILE BANCORP

Date: December 3, 2009	By:	/s/ NANCY A GRAY
Nancy Gray, Senior Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Determination of Rights, Preferences, Privileges and Restrictions of Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp (Incorporated by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K dated October 6, 2009).

4.1	Form of Stock Certificate for the Series A Convertible 10% Cumulative Preferred Stock of Pacific Mercantile Bancorp (Incorporated by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K dated October 6, 2009).

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